SUPPLEMENT DATED AUGUST 29, 2014

TO THE SUMMARY PROSPECTUS FOR PACIFIC SELECT FUND –

EMERGING MARKETS DEBT PORTFOLIO CLASS I AND P SHARES DATED MAY 1, 2014

This supplement revises the Emerging Markets Debt Portfolio Class I and P Shares summary prospectus dated May 1, 2014 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

To further assist in performance comparison, a composite benchmark has been added. In the Performance subsection, the first sentence is deleted and replaced with the following:

The bar chart and table below provide some indication of the risk of investing in the Fund by showing changes in the performance of the Fund from year to year and showing how the Fund’s returns compare to a broad-based market index, the J.P. Morgan EMBI Global Diversified Index. To further assist in performance comparison, the returns of the J.P. Morgan ELMI+ Index and the J.P. Morgan GBI-EM Global Diversified Index are also shown in the table as well as an Emerging Markets Debt Composite Benchmark comprised of 50% J.P. Morgan EMBI Global Diversified Index, 25% J.P. Morgan ELMI+ Index and 25% J.P. Morgan GBI-EM Global Diversified Index.

In addition, in the same subsection, the “Average Annual Total Returns” table is deleted and replaced with the following:

Average Annual Total Returns (For the periods ended December 31, 2013)	1 year	Since Inception
Class I (incepted April 30, 2012)	(6.44%)	2.07%
Class P (incepted April 30, 2012)	(6.25%)	2.27%
J.P. Morgan EMBI Global Diversified Index (reflects no deductions for fees, expenses or taxes)	(5.25%)	2.99%
J.P. Morgan ELMI+ Index (reflects no deductions for fees, expenses or taxes)	(2.04%)	(0.43%)
J.P. Morgan GBI-EM Global Diversified Index (reflects no deductions for fees, expenses or taxes)	(8.98%)	(1.69%)
Emerging Markets Debt Composite Benchmark (reflects no deductions for fees, expenses or taxes)	(5.37%)	1.00%